UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

Gain Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40237	85-1726410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 220

Bethesda, Maryland 20814

(Address of principal executive offices, including zip code)

(301) 500-1556

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	GANX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Reguation FD Disclosure.

On March 18, 2026, Gain Therapeutics, Inc. (the “Company”) issued a press release regarding the information described below in Item 8.01, which press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the SEC, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

On March 18, 2026, the Company issued a press release announcing the presentation of an oral presentation and poster at AD/PD ™ 2026 International Conference on Alzheimer’s and Parkinson’s Disease and Related Neurological Disorders, being held March 17-21, 2026 in Copenhagen, Denmark. The oral presentation outlined new clinical and biomarker data from the Phase 1b clinical study of GT-02287 further supporting disease-modifying potential in both idiopathic and GBA1 Parkinson’s disease. The Company also presented a poster outlining preclinical data from a structurally distinct chemical series of allosteric glucocerebrosidase (GCase) modulators, which are ready for IND-enabling studies for the treatment of Parkinson’s disease (PD) and other neurological disorders.

AD/PD Oral Presentation

The oral presentation, entitled, “An Open-Label Phase 1b Study of GT-02287 in Parkinson’s Disease,” was delivered on-site by the Company’s Chief Medical Officer, Jonas Hannestad, M.D., Ph.D. Data on safety, tolerability, biomarkers, and clinical scores from the completed Part 1 of the study was presented. Of the 19 participants who completed dosing in Part 1, 16 chose to continue in the ongoing nine-month extension (Part 2). A Data Monitoring Committee meeting on March 5, 2026, concluded that the study should continue without any changes.

As previously presented in January 2026, in all participants with elevated baseline levels of glucosylsphingosine (GluSph) in cerebrospinal fluid (CSF), GluSph decreased substantially after 90 days of treatment with GT-02287.

As of March 10, 2026, of the 16 participants enrolled in the ongoing nine-month extension, 14 had completed dosing for five months (Day 150). MDS-UPDRS scores remained stable over 150 days of dosing. Preliminary data (subject to quality assurance) suggests that participants with elevated baseline levels of GluSph in CSF continued to benefit more than those with low baseline levels of GluSph in CSF, with a difference of 6.7 points in the sum of MDS-UPDRS Part II and Part III scores between the two groups at Day 150. Additionally, in individuals with high levels of CSF GluSph at baseline, levels of DOPA decarboxylase (DDC) decreased following 90 days of treatment with GT-02287.

AD/PD Poster Presentation

The poster, titled, “Novel Allosteric GCase Modulators, Different From the Clinical Stage GT-02287, for the Treatment of Parkinson’s Disease,” was presented on-site by the Company’s Head of Research Ana Maria Garcia-Collazo, Ph.D. The new, orally available, brain penetrant chemical series – led by GT-04686 – demonstrates potential for future clinical development, as evidenced by restoration of key biological activities that are impaired in Parkinson’s disease.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct or that those goals will be achieved, and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Such statements include, but are not limited to, statements regarding: the development of the Company’s current or future product candidates including GT-02287 and GT-04686; expectations regarding the timing of patient enrollment for a Phase 1b clinical study for GT-02287, including any extension studies; expectations regarding the completion and timing of results from a Phase 1b clinical study for GT-02287, including any extension studies; the timing of any submissions to the FDA or other regulatory bodies and agencies; whether results from preclinical studies and initial data from early clinical trials will be predictive of the final results of the clinical trials or future trials; and the potential therapeutic and clinical benefits of the Company’s product candidates. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company has no obligation, and expressly disclaim any obligation, to update, revise or correct any of the forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed below are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated March 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

Dated: March 18, 2026	By:	/s/ Gene Mack
Gene Mack
Chief Executive Officer